Exhibit 10.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report relating to iQ Battery Research and Development GmbH dated October 28, 1998, in the Registration Statement on Form SB-1, Amendment No. 1, and the related Prospectus of iQ Power Technology Inc.



/s/ Deloitte & Touche GmbH
3/15/99